UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IRONWOOD PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! IRONWOOD PHARMACEUTICALS, INC. 2022 Annual Meeting Vote by May 31, 2022 11:59 PM ET You invested in IRONWOOD PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2022. Vote Virtually at the Meeting* June 1, 2022 9:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/IRWD2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D73395-P71060 Get informed before you vote View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. IRONWOOD PHARMACEUTICALS, INC. 100 SUMMER STREET, SUITE 2300 BOSTON, MA 02110

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73396-P71060 NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. 01) Mark Currie, Ph.D 02) Alexander Denner, Ph.D. 03) Andrew Dreyfus 04) Jon Duane 05) Marla Kessler 06) Thomas McCourt 07) Julie McHugh 08) Catherine Moukheibir 09) Jay Shepard 1. Election of Directors. To elect the nine director nominees numbered 01 through 09 to serve for a one-year term extending until the 2023 annual meeting of stockholders and their successors are duly elected and qualified. Nominees: 2. Approval, by non-binding advisory vote, of the compensation paid to the named executive officers. 3. Ratification of the selection of Ernst & Young LLP as Ironwood Pharmaceuticals Inc.’s independent registered public accounting firm for 2022. For For For